                                                                   EXHIBIT 10.25


                                     LEASE

                                    between

                              Rosenblum Associates

                                      and

                      Independent Wireless One Corporation

                               TABLE OF CONTENTS

          Article   1.   Demised Premises
                    2.   Term; Possession
                    3.   Rent
                    4.   Utilities
                    5.   Use
                    6.   Maintenance and Repairs
                    7.   Alterations by Tenant
                    8.   Signs
                    9.   Parking
                    10.  Assignment and Subletting
                    11.  Subordination
                    12.  Indemnity and Insurance
                    13.  Damage or Destruction
                    14.  Condemnation
                    15.  Access
                    16.  Default by Tenant
                    17.  Remedies of Landlord
                    18.  Self Help
                    19.  Limitation of Liability
                    20.  Force Majeure
                    21.  Security Deposit
                    22.  Estoppel Certificates
                    23.  Relocation
                    24.  Freon Containing Equipment
                    25.  Hazardous Materials
                    26.  Asbestos
                    27.  Occupancy
                    28.  Late Charge; Additional Rent
                    29.  Lease Extension
                    30.  Rules and Regulations
                    31.  Notices
                    32.  Real Estate Brokers
                    33.  No Waiver
                    34.  Quiet Enjoyment
                    35.  Recording
                    36.  Binding Effect
                    37.  Entire Agreement
                    38.  Waiver of Jury Trial

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                    39.  Remedies Cumulative
                    40.  Attorneys' Fees
                    41.  Severability
                    42.  Paragraph Headings
                    43.  Acceptance
                    44.  Rider

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                                     LEASE

          THIS LEASE, made and entered into as of the 22nd day of October, 1999, by and between Rosenblum Associates, a New York general partnership having its principal office and place of business at 115 Great Oaks Blvd., Albany, New York 12203, as Landlord (hereinafter called "Landlord"), and Independent Wireless One Corporation, having its principal office and place of business at 610 Charlotte Street., Utica, NY 13501 as Tenant (hereinafter called "Tenant");

          WITNESSETH:

          The parties hereto, for the consideration herein stated, hereby covenant and agree as follows:

     1.  DEMISED PREMISES

          Landlord does hereby lease and demise to Tenant, and Tenant does hereby hire and take from Landlord, the following described premises in the building located at and known as 200 Great Oaks (hereinafter called the "Building"), Suite 220 situated in Great Oaks Blvd., Western Avenue and Church Road, Town of Guilderland, County of Albany, State of New York, to wit: Thirteen Thousand, Three Hundred Thirty-Four (13,334) square feet of rentable space on the second floor as shown outlined in red on the floor plan attached hereto as EXHIBIT "A" and made a part hereof (hereinafter called the "Premises"); together with all the appurtenances, rights, privileges and easements in any way pertaining thereto including, but not limited to, the elevators, stairways, corridors, entranceways, rest rooms, parking facilities and other similar or related facilities as may exist in and about the Building (hereinafter collectively called the "Common Areas") and be generally available to all tenants. All measurements which form the basis for the determination of the square footage of the Premises, the calculation of Rent, Basic Monthly Rent, Additional Rent, proportionate shares and other charges under the terms of this Lease shall be made in accordance with the applicable standard method of floor measurement and Landlord shall provide Tenant with a certification of the accuracy of such measurements by an architect licensed in the jurisdiction where the Building is located prior to the Commencement Date as hereinafter defined. Landlord represents and warrants that Landlord has full right and authority to lease the Premises and to otherwise enter into this Lease on the terms and conditions set out herein.

     2.  TERM; POSSESSION

          The term of this Lease shall be for a period of five years commencing on the first day of January, 2000 (hereinafter called the "Commencement Date") and ending at midnight on the 31st day of December 2004 (hereinafter called the "Expiration Date"), unless sooner terminated as hereinafter provided. Landlord shall deliver possession of the Premises to Tenant on or prior to the Commencement Date of the term hereof, free and clear of all tenancies and occupancies, broom clean and in good order and condition and with the alterations and improvements to be made by Landlord in accordance with Exhibits A and C, attached hereto and made a part hereof, substantially completed in a first-class manner.

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     3.  Rent

          a. The annual base rent (hereinafter called the "Base Rent") for the demised Premises shall be Two Hundred Six Thousand Six Hundred Seventy-Six Dollars ($ 206,676) which Tenant agrees to pay to Landlord in equal monthly installments of Seventeen Thousand Two Hundred Twenty-Three Dollars ($ 17,223) each, in advance on the first day of each and every calendar month during the
                        ------------------------------------------
term of this Lease. All rent due or to become due hereunder shall be paid to Landlord at its address first above written, unless Landlord shall designate some other payee or address for the payment thereof by giving written notice to that effect to Tenant. Notwithstanding the above, the rent for the first month of occupancy shall be pro-rated on a daily basis to reflect the number of days of occupancy if less than a full month.

          b. In addition to the Base Rent payable under this Lease as set forth above, Tenant shall pay to Landlord as additional rental (hereinafter called "Additional Rental") the following:

     (i) A pro-rata percentage of any increase in the cost of maintaining and operating the Building (hereinafter referred to as "Operating Expenses") for each calendar year during the term of this Lease over the cost of maintaining and operating said property for the calendar year Immediately preceding the year in which this Lease is executed (hereinafter referred to as the "Base Year"). The pro-rata percentage applicable to this Lease is 23 percent.

     (ii) A pro-rata percentage of any increase in any Taxes (as defined below in Paragraph 3) against the Building for each year of the term of this Lease over and above the Tax charges with respect to the Base Year. The pro-rata percentage applicable to this Lease is 23 percent. Computations relating to the increases in Taxes shall be computed on and as if the Building of which the demised Premises form a part is fully assessed as a completed building. The parties hereto acknowledge that the Building of which the demised Premises form a part, may not be fully assessed as a completed building prior to or at the commencement of the Base Year and in such event it is agreed that during such calendar year when the Building of which the demised Premises form a part is less than fully assessed as a completed building for the purpose of calculating Tax escalation charges, the tax rate(s) existing during the Base Year shall be
                            -----------
applied to the final assessment as if the said building had been fully assessed
                                -----
during the Base Year. The resulting amount(s) shall be used for calculating Tax escalations pursuant to this Paragraph.

     Operating Expenses shall include only those things customarily considered under generally accepted accounting principles as building operating expenses; that is the cost of all normal repairs, maintenance, security, janitor service, exterior grounds maintenance, snow removal, rubbish removal, utilities, taxes (except ad valorem and income taxes), water and sewer charges, fire casualty and liability insurance carried by the Landlord with respect to the Building or any incident or casualty occurring therein or with respect thereto and Building and Common Areas management. Operating Expenses shall also include a proportionate allocation to the Building of the actual and reasonable costs incurred by Landlord in operating and maintaining the Common Areas.

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     Notwithstanding anything in the Lease to the contrary, the terms "operating expenses" or "operating costs", or similar terms defined in the Lease, shall not mean and shall exclude any and all fees, charges, disbursements, obligations, Base Rent, Additional Rent, costs and expenses not expressly authorized by the Lease, such exclusions, without limitation, including:

          a. Capital Costs. Any and all of Landlord's capital costs, improvements, alterations, repairs, and/or replacements to any part of the Building or Property which are not leased by the Tenant, including, without limitation, any financing-related fees, costs and expenses, and professional fees and disbursements incurred in connection therewith; rentals and other expenses incurred in leasing systems, elevators, or other equipment ordinarily considered to be of a capital nature;

          b. Financing Costs. Any and all of Landlord's payments for (a) loan principal or interest, together with expenses thereto related in connection with such financing or any refinancing during the term of the Lease, (b) Ground Lease rent, (c) charges, rentals, obligations or payments of any kind for the financing of Landlord's work (as defined in the Workletter or for the construction of the Improvements (as defined in the Workletter) or (d) similar payments;

          c. Parking Facilities. Any and all of Landlord's expenses relating to any parking facility or facilities on or about the Property or comprising a part of the Building, except to and only to the extent that such expenses exceed the revenues generated by such facilities.

          d. Landlord's Taxes; Real Estate Taxes. Any and all of Landlord's income, excise, franchise taxes, excess profit taxes, and any and all taxes which do not uniquely pertain to the Premises or Tenant's specific use thereof or similar taxes on Landlord's business;

          e. Salaries. Salaries of Landlord's employees who are not engaged in the day-to-day management and maintenance of the Premises, including, without limitation, the salaries of employees not engaged full-time in such management who are executive managers, accountants, bookkeepers, accountants, receptionists, clerks, marketing representatives, administrative assistants, secretaries and brokers;

          f. Enforcement Costs. Any and all of Landlord's costs to compel full performance under leases with all prior, existing and prospective tenants at the Building, including, without limitation, all legal fees costs and expenses to collect rent arrears and recover possession;

          g. Leasing Costs. Any and all of Landlord's costs to lease space in the Building to all prior, existing and prospective tenants, including, without limitation: consulting and marketing fees, advertising expenses, brokerage commissions, legal fees, vacancy costs, rent or other rent concessions,

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               and/or refurbishment or improvement expenses; and costs of preparing, improving or altering any space in preparation for occupancy of any new or renewal tenant; rent for management or leasing offices;

          h. Related Party Fees. Wages, salaries, fees and fringe benefits paid to administrative or executive personnel or officers or partners of Landlord unless employed at competitive rates as independent contractors; any other operating expense representing an amount paid to a related corporation, entity or person that is in excess of the amount that would be paid in the absence of such relationship; compensation paid to clerks, attendants or other persons in commercial concessions operated by Landlord;

          i. Depreciation. Any charge for depreciation of the Building or equipment and any interest or other financing charge;

          j. Building Defects. The cost of correcting defects in the construction of the Building or in the Building equipment, except that conditions (not occasioned by construction defects) resulting from ordinary wear and tear will not be deemed defects for the purpose of this category; the cost of repair or replacement for any item covered by a warranty;

          k. Casualty and Condemnation Costs. The cost of any repair made by Landlord because of the total or partial destruction of the Building or the condemnation of a portion of the Building;

          l. Costs Otherwise Recovered. The cost of any items for which Landlord is reimbursed by insurance or for which Landlord is reimbursed pursuant to clauses in leases with other tenants of the Building substantially the same as the clause, if any, in the Lease requiring Tenant to pay a proportionate share of operating expenses or operating costs of the Property or Building; items and services for which Tenant reimburses Landlord or pays to third parties or that Landlord provides selectively to one or more tenants of the Building other than Tenant; items and services that Landlord provides to one or more tenants of the Building in substantially greater quantities than provided to Tenant to the extent of the excess as reasonably determined;

          m. Additions. The cost of any additions or capital improvements to the Building subsequent to the date of original construction, except for such capital improvements as are expressly permitted elsewhere in the Lease in connection with the reduction of operating expenses;

          n. Building Upgrades. The cost of any labor, materials, alterations, additions, changes, replacements and other items that under generally accepted accounting principles are properly classified singly or in the aggregate as capital expenditures to the extent they upgrade or improve the Building as opposed to replace existing items that have worn out;

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          o.   Initial Construction Costs.  The cost of tools and equipment used initially in the construction of the Building; the cost of any "tap fees" or one time lump sum sewer or water connection fees for the Property;

          p. Recordation and Transfer Fees. Any documentary and transfer taxes imposed in connection with the Lease or any other lease;

          q. Landlord Compliance Costs. The cost of overtime or other expense to Landlord in curing its defaults or performing work expressly provided in the Lease to be borne at Landlord's expense; amounts paid by Landlord (including interest) on account of or to cure violations of or deviations from the requirements of statutes, laws, regulations, notices or ordinances on any part of the Property or Building and any costs or expenses resulting from Landlord's violation of any agreement to which it is a party; costs incurred to test, survey, cleanup, contain, abate, remove or otherwise remedy hazardous materials or wastes or asbestos-containing materials from the Property unless the wastes or asbestos-containing materials were in or on the Property due to Tenant's negligence or intentional acts;

          r. Bad Debt Costs. Any and all collection costs, including legal fees and bad debt losses or reserves;

          s. Excessive Management Fees. Property management fees in excess of 5% of gross rentals generated by the Property;

          t. Inflated, Excessive and Inappropriate Costs. Any otherwise permissible fees or costs, to the extent the same are in excess of prevailing and competitive rates; expenses that under generally accepted accounting principles consistently applied would not be considered normal maintenance, repair, management or operating expenses.

     "Taxes" are defined as all real estate taxes, assessments, and other governmental charges, general and special, ordinary and extraordinary, unforeseen as well as foreseen, of any kind and nature whatsoever in said categories that are assessed upon the Land and Building and become payable during the term of this Lease.

     In addition, the cost of any capital improvements to the Building and Common Areas and/or of any machinery or equipment of a capital nature installed in the Building and Common Areas which is made or becomes operational as the case may be, may be included in the cost of maintaining and operating the Building and Common Areas, provided such improvements would have the effect of reducing the expenses which otherwise would be included in the cost of maintaining and operating the Building and Common Areas. Such cost shall be included in Operating Expenses to the extent of the lesser of: (i) such cost, amortized over the useful life of the improvement, machinery and/or equipment (as reasonably estimated by

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Landlord using generally accepted accounting principles); or (ii) the amount of such reduction in Operating Expenses. Only the proportionate part allocable to each calendar year during the term of this Lease of such cost which has been amortized over the useful life (as reasonably estimated by Landlord) may be included in the cost of maintaining and operating the Building and Common Areas.

          c. Tenant hereby agrees to pay Landlord as Additional Rental on account of each calendar year (or portion thereof) during the term hereof Tenant's proportionate share of such Operating Expenses and Taxes for that calendar year over those for the Base Year. On the first day of each month during the term of this Lease, Tenant shall pay to Landlord an estimate of any such excess reasonably anticipated by Landlord at the rate of one-twelfth (1/12th) of Tenant's proportionate share of such estimated excess. Appropriate adjustment shall be made yearly during the term of this Lease based upon a statement to be furnished to Tenant by Landlord following the close of each calendar year. Each such statement shall set forth any excess Operating Expenses for the particular calendar year in question and the aggregate of monthly payments by Tenant on account thereof. If such statement reflects any such excess which has not been paid to Landlord by Tenant by means of the monthly payments, then Tenant shall pay the amount of such deficiency within thirty (30) days after the date such a statement was mailed to Tenant. If such statement reflects an overpayment by Tenant, then Landlord shall credit Tenant with the amount of such overpayment against the monthly payments thereafter due from Tenant on account of any future excess Operating Expenses and/or Taxes. Tenant's obligation pursuant to this Paragraph shall be determined on a non-cumulative basis each calendar year without regard to any amounts paid or payable by Tenant with respect to any other calendar year.

          d.  Operating Expenses shall not include any expenses, labor or
                                 ---------
materials relating to financing, depreciation or amortization of funded indebtedness, nor Tenant's separately metered electricity.

          e. A bill for Operating Expenses and Taxes (or copies thereof) submitted by Landlord to Tenant shall be sufficient evidence of the amount of maintenance and Operating Expenses Taxes and charges with respect to the property and improvements thereon. Tenant's pro-rata share of any increases shall be adjusted in the first and the last year to take into consideration the fact that Tenant may be in possession for a partial year.

          Should any governmental taxing authority acting under any present or future law, ordinance or regulation, levy, assess or impose a tax, excise and/or assessment (other than an income or franchise tax) upon or against or in any way related to the Land and Building or otherwise, such tax, excise and/or assessment shall be deemed a lienable charge hereunder.

          If Landlord shall receive a refund of Taxes for any period during the term of this Lease after the year during which the term of this Lease shall commence, then Landlord shall pay over to Tenant the pro-rata percentage of Taxes paid by Tenant as set forth above, to the extent Tenant shall have borne any portion of such Taxes so refunded, after deducting from any such Taxes to be refunded the fees and expense incurred by Landlord in obtaining such refund.

          Base Rent and Additional Rent payable under this Paragraph shall be apportioned for any fraction of year at the end of the term of this Lease.

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          Any apportionments of Base Rent or Additional Rent to be made under this Lease shall be computed on the basis of a three hundred sixty (360) day year with twelve (12) months of thirty (30) days each. Tenant's obligation to pay its pro-rata share of increase in Operating Expenses and Taxes for the final period of the Lease shall survive the expiration of the term of this Lease, and shall be payable immediately upon billing.

          f. This Lease and the obligation of Tenant to pay Base Rent and Additional Rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in no way be affected, impaired or excused because Landlord is unable to supply or is delayed in-supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repairs, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Landlord is prevented or delayed from so doing by reason of governmental preemption in connection with any National Emergency declared by the President of the United States or in connection with any rule, order or regulation of any department or subdivision thereof of any governmental agency or by reason of the condition of supply and demand which have been or are affected by war or other emergency.

          g. No diminution or abatement of Base Rent and Additional Rent, or other compensation, shall be claimed or allowed for inconvenience or discomfort arising from the making of repairs or improvements to the Building or to its appliances, nor for any space taken to comply with any law, ordinance or order of a governmental authority. In respect to the various "services", if any, herein expressly or impliedly agreed to be furnished by Landlord to Tenant, it is agreed that there shall be no diminution or abatement of the Base Rent and Additional Rent, or any other compensation, for interruption or curtailment of such "service" when such interruption or curtailment shall be due to accident, alterations, or repairs desirable or necessary to be made or to inability or difficulty in securing supplies or labor for the maintenance of such "service" or to some other cause, not gross negligence on the part of Landlord. No such interruption or curtailment of any such "service" shall be deemed a constructive eviction. Landlord shall not be required to furnish, and Tenant shall not be entitled to receive any of such "services" during any period wherein Tenant shall be in default in respect to the payment of Base Rent and Additional Rent. Neither shall there be any abatement or diminution of Base Rent and Additional because of making of repairs, improvements or decorations to the demised Premises after the Commencement Date of the term, it being understood that Base Rent and Additional Rent shall, in any event, commence to run at such date so above fixed.

     Notwithstanding the above, Tenant shall be entitled to an abatement of rent for any portion of the premises, after an interruption of service for three (3) consecutive business days, during which Tenant is unable to conduct its business from that portion of the Premises.

          h. At the request of Tenant at any time within ninety (90) days after Landlord delivers the yearly statement of Operating Expenses to Tenant, Landlord shall make available to Tenant at the Building and allow Tenant to copy such information as is reasonably available to Landlord and reasonably necessary for the purpose of allowing Tenant to verify the information contained in such statement of Operating Expenses. No such request shall extend the time within which Tenant is obligated to pay the amounts shown in such statement, and Tenant may not make the request at any time it is in default of such payments. Tenant shall thereafter, prior to a

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date one hundred eighty (180) days from the date of the statement was delivered, advise Landlord if Tenant objects to any part of such statement, in which event the matter shall be submitted to arbitration. If Tenant does not make objection by the date specified, Tenant shall be deemed to have waived any objection and will have no further right to challenge or object to the charges based on such statement.

     4.  UTILITIES

To the extent not already included in Operating Expenses, Tenant shall be responsible for its own utility bills which shall be separately metered and billed directly to Tenant by provider of utilities. In addition Tenant shall pay to Landlord, as additional rent, its proportionate share of utilities which are necessary to provide service to common use facilities (e.g. hallways, lobby and lunch room, pumps, water coolers, elevators) within the Building, any equipment which supports heating and cooling within Tenants' premises, as well as site lighting for the Common Parking Areas.

     During the term, Landlord shall furnish Tenant with the following services:
(a) hot and cold running and potable water at those points of supply provided for normal lavatory use by tenants in the Building; (b) heating, ventilating, and/or air conditioning equipment in the Premises sufficient to enable Tenant to maintain the Premises at such temperatures and in such amounts as may customarily be provided to tenants occupying space in first-class office buildings in the same geographic area as the Building; and (c) electrical service equipment and facilities (to the extent so provided in the Lease, the cost of all utilities to be at Tenant's expense) at Six Watts per rentable sq. ft. demand load, not connected (exclusive of HVAC and any other building system) for the Premises and electric lighting for common and public areas and special service areas of the Building in the manner and to the extent customarily provided in first-class office buildings in the same geographic area as the Building; (d) passenger elevator service (one (1)) in common with other tenants for access to and from the Premises; provided, however, that Landlord may reasonably limit the use of the elevator to be operated at night after normal business hours on Saturdays, Sundays, and legal holidays or during periods of construction or for safety or maintenance purposes; (e) char and janitorial service after 6:00 pm Monday through Friday only (except legal holidays, which shall be New Year's Day, Memorial Day, July 4th, Labor Day, Thanksgiving Day and Christmas Day); and (f) daily trash collection and the services provided for in the Lease; all of which services shall be provided to Tenant by Landlord without additional cost to Tenant.

     Additionally, Tenant may use the plenums in the Premises along with flues, pipes, stacks, elevator shafts, and vertical ducts in the Building to run cabling for its operational needs, provided that (1) Tenant first obtains Landlord's written consent thereto, (2) the Installation, maintenance, and use thereof does not interfere with any other tenant's use of the Building or, in Landlord's reasonable judgment, the operational systems or requirements of any Building, and (3) at Landlord's option, the installation and repairs thereof shall be subject to Landlord's reasonable supervision.

     The Landlord shall provide or cause to be provided to the Tenant all necessary keys to the Building, the Premises and the restrooms on the Second floor of the Building to enable the Tenant to have continuous access to the Premises. Landlord shall provide Tenant with access to

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the Building 24 hours a day, 365 days a year.  Landlord shall provide to Tenant, at Landlord's sole cost, use of any existing key card access system for the Building, which Landlord shall ensure is operational during the Term. Landlord shall provide access to telephone and electric services at the Premises and at the request of Tenant shall facilitate reasonable access by Tenant to telephone and electrical closets in the Building. Costs of providing the electrical service equipment and facilities and the costs of repairs and maintenance of the electric systems at the Premises shall be borne by Landlord.

     If the failure of Landlord to furnish, or the stoppage of services as provided above, continues for a period of Three (3) business days or more and as a consequence thereof, Tenant is not reasonably able to conduct business in the manner normally conducted by Tenant, all rent shall be abated until the services are restored. Without limiting the foregoing, the following shall be deemed stoppages and cessations of service that would result in Tenant's inability to conduct business: (1) cessation of electric service, (2) inaccessibility of restroom facilities or cessation of char service thereto and (3) cessation or significant impairment of HVAC service or systems serving the Premises. Should any malfunction of the Building improvements or facilities occur, Landlord will repair such malfunction promptly with reasonable diligence. Landlord shall use reasonable commercial efforts to restore the services provided above. Should any malfunction of the Building improvements or facilities occur, including, without limitation any interruption of service, and should the same continue for a period exceeding seven (7) successive days or an aggregate of fourteen (145) days in any single thirty (30) day period, then Tenant, in addition to any other available remedies shall have the option to secure such service(s) and deduct the cost thereof from the Rentals due under the Lease.

     5.  USE OF PREMISES

          a. The demised Premises shall be used for Tenant's office purposes only. Premises shall be used only during normal business hours which the parties agree shall be the hours between 7:00 AM and 6:00 PM, Monday through Friday. If the Tenant and Tenant's employees shall use said premises in excess of those hours on a regular basis, then Tenant shall obtain Landlord's written approval and shall be subject to additional charges for services required by Tenant related to its additional usage, to be paid to Landlord as additional rent.

          b. Tenant shall not at any time use or occupy, or suffer or permit anyone to use or occupy, the demised Premises, in any manner (a) which causes or is liable to cause injury to the Building or any equipment facilities or systems therein; (b) which constitutes a violation of the laws and requirements of any public authorities or the requirements of any insurance bodies; (c) which impairs or tends to impair the character, reputation or appearance of the Building as a first-class office Building; (d) which impairs or tends to impair the proper and economic maintenance, operation and repair of the Building and/or its equipment, facilities or systems; or (e) which unreasonably annoys or inconveniences or tends to annoy or inconvenience other tenants or occupants of the Building.

          c. Tenant shall, at all times during the term and at its sole cost and expense, promptly comply with all statutes, ordinances, rules, orders, regulations and requirements of the Federal, State and City Government and of any and all their Departments and Bureaus applicable to said Premises, for the correction, prevention and abatement of nuisances or other grievances, in, upon, or connected with said Premises during said term; and shall also, at all times during the term and at its sole cost and expense, promptly comply with all rules, orders and regulations of the New York Board of Fire Underwriters for the prevention of fires. Tenant shall, at all times during the term and at its sole cost and expense, promptly comply with all statutes, ordinances, rules, orders, regulations and requirements of the Federal, State and City Government and of any and all their Departments and Bureaus applicable to Tenant's particular use of the Premises; and shall also, at all times during the term and at its sole cost and expense, promptly comply with all rules, orders and regulations of the New York Board of Fire Underwriters for the prevention of fires (except that Landlord shall be responsible for the cost of any alterations, modifications and improvements to the Premises and Building required pursuant to such rules, orders and regulations and repairs not occasioned by waste, misuse or negligence on the part of Tenant, in which case such repairs shall be made by Landlord, but at the expense of Tenant. Further, Landlord shall be responsible for any and all expenditures for the required compliance arising from the nature of the use of the Premises generally (meaning, if such compliance applies to office uses generally, as opposed to Tenant's particular business being conducted thereon)).

          d. Tenant shall, at Tenant's expense, timely remove any systems or equipment the Tenant installs in the event that any future laws so requires.

     6.  MAINTENANCE AND REPAIRS

          Landlord shall maintain the Land, Building and Common Areas in a state of good operating condition and repair, including the roof and every part thereof, the exterior of the Building, its structural parts, perimeter walls, ceiling, floors, windows, the electrical and lighting system, pipes and plumbing, ventilating system, heating and air-conditioning units and/or system, elevators, stairs and halls, the grounds (including landscaping, parking areas, walkways and driveways) and all necessary apparatus, accessories and fixtures pertaining to said Land, Building, Common Areas and Premises, unless such repairs are required by reason of any waste, misuse or negligence on the part of Tenant, in which case such repairs shall be made by Landlord but at the expense of Tenant. Except as provided in EXHIBIT "B", Tenant shall take good care of the Premises and fixtures, make good any injury or breakage done by Tenant or Tenant's agents, employees or visitors, and shall quit and surrender said Premises, at the end of said term, in as good condition as the reasonable use thereof will permit. Tenant shall keep the interior of the Premises in a neat and orderly condition. Landlord shall keep the parking areas, driveways and walkways reasonably clear of ice and snow. Landlord shall provide janitorial service only Monday through Friday, except for national holidays, in accordance with Exhibit "B", attached hereto.

     7.  ALTERATIONS AND IMPROVEMENTS BY TENANT

          a. Tenant shall have the right, at its own expense, to make such non-structural alterations and changes in and to the Premises as it shall deem expedient or necessary for its purposes provided it has first obtained the consent thereto of Landlord in writing, Landlord agreeing that it shall not withhold such consent unreasonably. All such work shall be done in good and workmanlike manner, and in accordance with all applicable laws and shall be performed only by Landlord approved contractors under the supervision of the Landlord. Landlord shall execute and deliver upon request of Tenant such instrument or instruments embodying the approval of Landlord which may be required by any public or quasi-public authority for the purpose of obtaining any license or permit for the making of such alterations or changes in, to or upon said Premises, Tenant agreeing to pay for and procure such license or permit. Tenant will not make or permit anyone to make any alterations, improvements or additions in or to the Premises, or install any equipment of any kind that will require any alteration or addition to, or the use of, the water, heating, air conditioning or electrical or other building systems or equipment. If any such alterations or improvements are made, without such consent, the Landlord may correct or remove them and the Tenant shall be liable for any and all expense incurred by the Landlord in the performance of this work. Any such alterations, additions or improvements to the Premises which are made with the Landlord's prior written consent shall immediately become the property of the Landlord and shall remain upon and be surrendered with the Premises as part thereof at the end of the term. At the time approved Landlord shall notify Tenant of Landlord's requirement to remove all or any part of such alterations, additions or improvements, and in such event the Tenant shall promptly remove the same at its expense and shall repair all damage to the premises caused by such removal.

          b. Tenant shall not permit any mechanics' or materialmen's liens to be filed against the fee of the real property of which the Premises form a part nor against the Tenant's leasehold Interest in the Premises. The Landlord shall have the right at all reasonable times to post and keep posted on the Premises any notice which it deems necessary for protection from such liens. If any such liens are so filed, the Landlord, at its election may pay and satisfy the same and in such event the sums so paid by the Landlord, with maximum permissible interest from the date of payment, but not to exceed twelve percent (12%) per annum, shall be deemed to be additional rent due and payable by the Tenant upon receipt of notice by Tenant.

          c. Tenant shall provide and maintain any fire extinguishers which may be required within tenant's premises.

     8.  SIGNS

          Tenant shall have the right to a free listing on the directory board in the lobby of the Building. Tenant shall also have a suite sign outside next to the door of the Premises and a listing on the outside directory to advertise Tenant's occupancy of the Premises and direct visitors, guests and the like to Tenants Premises. Suite sign and outside directory listing shall conform to building standard signage and shall be provided by Landlord at Tenant's cost. Tenant shall not otherwise place or paint any sign on or in front of the exterior of the Premises or in any other part of the Building.

     9.  PARKING

          As further consideration for the rental to be paid by Tenant hereunder, Landlord hereby grants to Tenant the right to use the non-exclusive parking area surrounding the Building in common with the other Tenants in the Building. Landlord agrees to provide a maximum of sixty-six (66) parking spaces for Tenant's use and use of Tenant's visitors at no extra charge. Tenant and its visitors shall not occupy spaces in excess of the number provided in this Paragraph.

     10.  ASSIGNMENT AND SUBLETTING

          a. Tenant will not sell, assign, mortgage or transfer this Lease, or sublet or rent the Premises or any part thereof, or permit the same or any part thereof to be used or occupied by anybody other than the Tenant or the Tenant's employees, without the prior written consent of the Landlord, which Landlord agrees not to unreasonably withhold, and the Tenant will not vacate or abandon the Premises. Any sale, assignment, mortgage, transfer or subletting of this Lease which is not in compliance with the provisions of this Paragraph and the following paragraphs shall be of no effect and void.

          b. If Tenant shall desire to sublet the demised Premises, Tenant shall give written notice thereof to Landlord requesting Landlord's consent thereto which notice shall set forth a proposed commencement date ("Proposed Effective Date") of the sublease term, which is not less than thirty (30) nor more than one hundred twenty (120) days after the sending of said notice and attached to said notice shall be a copy of the proposed sublease agreement and of all agreements collateral thereto. The form of said sublease agreement shall be subject to Landlord's approval and, among other things, provide for the subtenant to be bound by--all of the terms and provisions contained in this Lease agreement. Landlord, within twenty (20) business days after receipt of said notice shall give Tenant written notice of Landlord's consent or lack of consent to Tenant's said request.

          c. In the event of any sublease of all or any portion of the demised Premises where the Base Rent reserved in the sublease exceeds the rental or pro rata portion of the Base Rent, as the case may be, for such space reserved in the Lease, Tenant shall pay to the Landlord monthly, as additional rent, at the same time as the monthly installments of Base Rent hereunder, fifty percent (50%) of the excess of the rental reserved in the sublease over the Base Rent reserved in this Lease applicable to the subleased space.

          d. If this Lease be assigned, sublet or transferred in any manner whatsoever, such assignment or transfer shall be upon and subject to all of the covenants, provisions and conditions contained in this Lease and notwithstanding any consent by the Landlord to any such assignment or transfer or any subletting by the Tenant, the Tenant shall continue to be and remain liable hereunder. Any consent by the Landlord to any such assignment, transfer, subletting or other matter or thing contained in this Paragraph shall not in any way be construed to relieve the tenant from obtaining the prior consent of the Landlord to any other or further such assignment, transfer, subletting, matter or thing.

     11.  SUBORDINATION

          Provided that Tenant is provided with a non-disturbance agreement in form and content acceptable to Tenant and its attorneys, this Lease shall be subordinate to any mortgages that are now on or that hereafter may be placed against said Premises, and the recording of such mortgage or mortgages shall have preference and precedence and be superior and prior in lien of this Lease, irrespective of the date of recording and, subject to the foregoing provision, Tenant agrees to execute any such instrument without cost, which may be deemed necessary or desirable to further effect the subordination of this Lease to any such mortgage or mortgages, and a refusal to execute such instrument shall entitle Landlord, or Landlord's assigns and legal representatives to the option of canceling this Lease without incurring any expense or damage and the term hereby granted is expressly limited accordingly, provided, however, that Tenant shall not be required to effectuate any such subordination or other document hypothecating any interest in the Premises unless the mortgagee or beneficiary named in such mortgage or deed of trust shall agree that so long as Tenant is not in default, following notice and the expiration of applicable periods for cure, of any of the terms, covenants, or conditions of this Lease, neither this Lease nor any of the rights of Tenant hereunder shall be terminated or modified or be subject to termination or modification by any trustee's sale, any action or proceeding in foreclosure, or any sale in lieu of the foregoing.

     12.  INDEMNITY AND INSURANCE

          a. With the exception of Landlord negligence, Tenant shall indemnify, defend and hold harmless the Landlord, its agents and employees from and against any and all liability (statutory or otherwise), claims, suits, demands, judgments, costs, interest and expense (including, but not limited to, attorney's fees and disbursements) arising from any injury to, or death of, any person or persons or damage to property (including loss of use thereof) related to (i) the Tenant's use of the demised Premises or conduct of business therein,
(ii) any work or thing whatsoever done, or any condition created (other than by the Landlord, its employees, agents or contractors) by or on behalf of the Tenant in or about the demised Premises, including during the period of time, if any, prior to the term Commencement Date, that the Tenant may have been given access to the demised Premises for the purpose of doing any work or making any installations, (iii) any condition' of the demised Premises due to or resulting from any default by the Tenant in the performance of the Tenant's obligations under this lease, or (iv) any act, omission or negligence of the Tenant or its agents, contractors, employees, subtenants, licensees or invitees in case any action or proceeding is brought against the Landlord by reason of any one or more thereof, the Tenant shall pay all costs, attorneys' fees, expenses and liabilities resulting therefrom and shall defend such action or proceeding if Landlord shall so request, at Tenant's expense, by counsel reasonably satisfactory to the Landlord.

          b. With the exception of Tenant negligence, Landlord shall indemnify, defend and hold harmless the Tenant, its agents and employees' from and against any and all liability (statutory or otherwise), claims, suits, demands, judgments, costs, interest and expense (including, but not limited to, attorney's fees and disbursements) arising from any injury to, or death of, any person or persons or damage to property (including loss of use thereof) related to (i) the Landlord's use of the demised Premises or conduct of business therein, (ii) any work or thing whatsoever done, or any condition created (other than by the Tenant, its employees, agents or contractors) by or on behalf of the Landlord in or about the demised Premises, including during the period of time, if any, prior to the term Commencement Date, that the Landlord may have been given access to the demised Premises for the purpose of doing any work or making any installations, (iii) any condition of the demised Premises due to or resulting from any default by the Landlord in the performance of the Landlord's obligations under this lease, or (iv) any act, omission or negligence of the Landlord or its agents, contractors, employees, subtenants, licensees or invitees. In case any action or proceeding is brought against the Tenant by reason of any one or more thereof, the Landlord shall pay all costs, attorneys' fees, expenses and liabilities resulting therefrom and shall defend such action or proceeding if Tenant shall so request, at Landlord's expense, by counsel reasonably satisfactory to the Tenant.

          c. Tenant shall carry and keep in force, at its own expense, with respect to the demised Premises, a policy or policies of public liability and all risk property damage insurance with an insurance company or companies reasonably satisfactory to Landlord. Such policies shall name the Landlord as an insured party as its interest may appear and shall be in the following minimum amount: Personal Injury including death and property damage -- $1,000,000 combined single limit coverage on an occurrence basis. The certificates of such policy or policies evidencing such coverage together with an endorsement thereon evidencing payment of the premium or other satisfactory proof thereof shall be delivered to Landlord. Landlord shall provide Tenant with evidence of liability and casualty insurance in an amount equal to that required by Landlord of Tenant.

          d. Tenant shall not violate, or permit the violation of any condition imposed by any and all insurance policies carried by Landlord including but not limited to fire insurance policies carried by Landlord with respect to the Building, and Common Areas and shall not do, or permit anything to be done, or keep or permit anything to be kept in the demised Premises which would subject Landlord to any liability or responsibility for personal injury or death or property damage, or which would increase the fire or other casualty insurance rate on the Building or the Land thereon over the rate which would otherwise then be in effect or which would result in insurance companies of good standing refusing to insure the Building or Land in amounts reasonably satisfactory to Landlord.

          e. Tenant will not, nor will Tenant permit undertenant or other persons to do anything in said Premises, or bring anything into said Premises, or permit anything to be brought into said Premises or to be kept therein, which will in any way increase the rate of fire insurance on said demised Premises, nor use the demised Premises or any part thereof, nor suffer or permit their use for any business or purpose which would cause an increase in the rate of fire insurance on said Building, and Tenant agrees to pay on demand any such increases as additional rent.

          f. Landlord is exempt from any and all liability for any damage or injury to person or property resulting from steam, electricity, gas water, rain, ice, snow, or any leak or flow from or into any part of said Building or from any damage or injury resulting or arising from any other cause or happening whatsoever unless said damage be caused by or be due to the negligence of Landlord.

     13.  DAMAGE OR DESTRUCTION

          Tenant must give Landlord prompt notice of fire, accident, damage or dangerous or defective conditions.

          In case of damage, by fire or other action of the elements, to the Building in which the Premises are located, without the fault of Tenant or of Tenant's agents or employees, if the damage is so extensive as to amount practically to the total destruction of the Premises or of the Building, or if the Building is partially destroyed, such that the period reasonably required to repair or rebuild shall exceed Ninety (90) days as estimated by a reputable commercial general contractor licensed in the jurisdiction where the Premises are located, this Lease at the election of Landlord or Tenant shall cease and come to an end, or, in addition, if the Premises or such portion of the Building as materially affects Tenant's use of the Premises shall be totally or partially damaged and such damage is not repaired within sixty (60) days of the occurrence, Tenant at its election may terminate the Lease, and, if the Lease is terminated on any of the above bases, the Base Rent and Additional Rent shall be apportioned to the time of the damage. In all other cases where the Premises are damaged by fire without the fault of Tenant or of Tenant's agents or employees, Landlord shall repair the damage with reasonable dispatch after notice of damage, and if damage has rendered the premises untenantable, in whole or in part, there shall be an apportionment of the Base Rent and Additional Rent until the damage has been repaired. In determining what constitutes reasonable dispatch consideration shall be given to delays caused by strikes, adjustment of insurance and other causes beyond the Landlord's control.

     14.  CONDEMNATION

          If the Premises, or any part thereof, or any estate therein, or any other part of the Building materially affecting Tenant's use of the Premises be taken by Federal, State, County, City, or other authority for public use under any Statute or by virtue of eminent domain, this Lease may be terminated at the election of either party, and the Base Rent, and Additional Rent, if any, shall be apportioned as of the date of such termination, and any Base Rent and Additional Rent paid for any period beyond such date of termination shall be repaid to Tenant.

          Tenant shall not be entitled to any part of the award or any payment in lieu thereof, but Tenant may file a claim against the condemnor for any taking of fixtures and improvements owned by or paid for by Tenant and for relocation expenses.

     15.  ACCESS

          Landlord's agents, employees, contractors, prospective purchasers and prospective tenants shall have the right to enter the Premises at reasonable hours upon notice to the Tenant for the purpose of inspecting the same, and further, Landlord, its employees, agents and contractors shall have the right to enter the Premises without notice at any time as may be necessary for the purpose of making repairs thereto and to the Building and its mechanical systems and for the purpose of performing the services to be performed by Landlord pursuant to the terms hereof.

          Tenant further agrees that during the six (6) months immediately preceding the expiration of the term hereby granted, Landlord or Landlord's agents shall have the right to place notices in front of said Building offering the premises "To Let", and Tenant hereby agrees to permit the same to remain
thereon without hinderance or molestation.   Landlord shall have the right to
place a "For Sale" notice on the Building or Land at any time during the term of this Lease and Tenant hereby agrees to permit the same to remain thereon without hindrance or molestation.

     16.  DEFAULT BY TENANT

          Tenant shall be considered to be in default if Tenant at any time during the Term of this Lease shall:

          a. Vacate or abandon the Premises while failing to pay Base Rent and Additional Rent; or

          b. Default in the payment of any installment of Base Rent and Additional Rent or any other sum specifically to be paid by Tenant hereunder and such default shall not have been cured within ten (10) days after the Landlord shall have given to Tenant written notice specifying such default; or

          c. Default in the observance or performance of any Tenant's other covenants hereunder (other than the covenant to pay Base Rent and Additional Rent or any other sum herein specified to be paid by Tenant) and such default shall not have been cured within fifteen (15) days after Landlord shall have given to Tenant written notice specifying such default; provided, however, that if the default complained of shall be of such a nature that the same cannot be completely remedied or cured within such fifteen (15) day period, then such default shall not be an enforceable default against Tenant for, the purposes of this Paragraph if Tenant shall have commenced curing such default within such fifteen (15) day period and shall proceed with reasonable diligence and in good faith to remedy the default complained of; or

          d. Finally and without further possibility of appeal or review, (i) be adjudicated bankrupt or insolvent, or (ii) have a receiver or trustee appointed for all or substantially all of its business or assets on the ground of Tenant's insolvency, or (iii) suffer and order to be entered approving a petition filed against Tenant seeking reorganization of Tenant under the Federal Bankruptcy Laws or any other applicable law or statute of the United States thereof; or

          e. Make an assignment for the benefit of its creditors, or file a voluntary petition in bankruptcy or a petition or answer seeking reorganization or arrangement under the Federal Bankruptcy Laws or any other applicable law or statute of the United States or any State thereof, or shall file a petition to take advantage of any insolvency act or shall consent to the appointment of a receiver or trustee of all or a substantial part of its business and property.

     17.  REMEDIES BY LANDLORD

          a. If a Tenant shall at any time be in default beyond any applicable grace period as specified in Paragraph 16 hereof, Landlord may:

          (i) At its option, without terminating this Lease, change the locks on the doors to said Premises and exclude the Tenant therefrom until all of such defaults shall have been completely cured;

          (ii) enter into the Premises, remove Tenant's property and effects as elsewhere in the Lease provided, take and hold possession thereof, without such entry and possession terminating this Lease or releasing Tenant in whole or in part from Tenant's obligations to pay Base Rent and Additional Rent and all its other obligations hereunder for the full term, relet the Premises or any part or parts thereof, either In the name of or for the account of Landlord or Tenant, for such rent and for such term and terms as Landlord may see fit, which term may at Landlord's option, extend beyond the balance of the term of this Lease. Landlord shall not be required to accept any tenant offered by Tenant or to observe any instructions given by Tenant about such reletting. In any such case Landlord may make such repairs, alterations and additions in or to the Premises and redecorate the same as it sees fit. Tenant shall pay Landlord any deficiency between the Base Rent and Additional Rent hereby reserved and covenanted to be paid and the net amount of the rents collected on such reletting, for the balance of the term of this Lease, as well as any expenses incurred by Landlord in such reletting, including, but not limited to attorneys' fees, brokers' fees, the expense of repairing, altering and adding to and redecorating the Premises, and otherwise preparing the same for re-rental. All such costs, other than the rental, shall be paid by Tenant upon demand by Landlord. Any deficiency in rental shall be paid in monthly installments, upon statements rendered by Landlord to Tenant, unless Landlord has declared the entire rental for the balance of the term due, as elsewhere in this Lease provided. Any suit brought to collect the amount of the deficiency for any one or more months shall not preclude any subsequent suit or suits to collect the deficiency for any subsequent months;

          (iii) require that upon any termination of this Lease, whether by lapse of time, the exercise of any option by Landlord to terminate the same, or in any other manner whatsoever, or upon any termination of this Lease, the Tenant shall at once surrender possession of said Premises to the Landlord and immediately vacate the same, and remove all effects therefrom, except such as may not be removed under other provisions of this Lease. If Tenant fails to do so Landlord may forthwith re-enter said Premises, with or without process of law, and repossess itself thereof as in its former estate and expel and remove Tenant and any other persons and property therefrom, using such force as may be necessary, without being deemed guilty of trespass, eviction or forcible entry, without thereby waiving Landlord's rights to rent or any other rights given Landlord under this Lease or at law or in equity;

          (iv) if the Tenant shall not remove all effects from said Premises as in this Lease provided, at Landlord's option, Landlord may remove any or all of said effects in any manner that Landlord shall choose and store the same without liability for loss thereof and Tenant will pay the Landlord, on demand, any and all expenses incurred in such removal and also storage on said effects for any length of time during which the same shall be in Landlord's possession or in storage; or Landlord may, at its option, without notice, sell any or all of said effects in such manner and for such price as the Landlord may deem best and apply the proceeds of such sale upon any amounts due under this Lease from the Tenant to the Landlord, including the expenses of removal and sale;

          (v) collect from Tenant any other loss or damage Landlord may sustain by reason of an breach and any diminished value of said premises resulting from said breach; and

          (vi) in the event of a breach or threatened breach by Tenant of any of the covenants or provisions of this Lease, have the right to enjoin in any such breach or threatened breach; and

          (vii) declare the entire rental for the balance of the term or the entire term immediately due and payable at once.

          b. Except for the nonpayment of Base Rent, Additional Rent or other charges or payment the responsibility of Tenant to make hereunder, Tenant shall not be in default upon the occurrence of any of the events referred to in Paragraph 16c above (except for nonpayment of

Base Rent, Additional Rent or any other charge or payment the responsibility of Tenant to make hereunder) if, during the said ten (10) day notice period, Tenant cures said default. If, however, the said default shall be of such a nature that the same cannot be completely cured or remedied within said ten (10) day period, then Tenant shall not be in default if, during the said ten (10) day period Tenant shall have commenced to cure said default and thereafter continuously and diligently take such action and actions as are necessary to cure said default at the earliest possible time but in no event, however, shall the time within which Tenant shall have to cure said default be extended beyond sixty (60) days from the given of said ten (10) days notice.

          c. Except for the ten (10) working days notice referred to in Paragraph 16b above, Tenant expressly waives the service of any demand for payment of rent. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws, in the event of eviction or dispossession of Tenant by Landlord under any provisions of this Lease. No receipt of monies by the Landlord from or for the account of Tenant or from anyone in possession or occupancy of the Premises after the termination in any way of this Lease or after the giving of any notice, shall reinstate, continue or extend the term of this Lease or affect any notice given to the Tenant prior to the receipt of such money, it being agreed that after final judgment for possession of said Premises, the Landlord may receive and collect any rent or other amounts due Landlord and such payment shall not waive or affect said notice, said suit or said judgment.

          d. Landlord shall have the first lien on Tenant's interest in this Lease to secure the payment and performance of Tenant's obligations hereunder, prior and preferable to all other liens, and, in case of default, upon all fixtures and chattels of Tenant at any time in the demises Premises

     18.  SELF HELP

          In the event of any breach of this Lease by Tenant, Landlord may, at Landlord's sole option, at any time, without notice, cure such breach for the account and at the expense of Tenant. If Landlord at any time so elects, or is compelled, to cure any such breach and/or is compelled to incur any other expense because of any such breach of Tenant (including, without limitation, attorney's fees and disbursements in reasonable amount in instituting, prosecuting, or defending any suits, actions or proceedings to enforce Landlord's rights under this Lease or otherwise), the sum, or sums so paid by Landlord with all interest at the rate of twelve (12) percent per annum, costs and damages shall be paid by Tenant to Landlord, as additional rent, upon demand.

     19.  LIMITATION OF LIABILITY

          Anything in this Lease to the contrary notwithstanding, Tenant agrees that it shall look solely to the estate, and property of the Landlord in the Land and the Building, and subject to the prior rights of any mortgagee of the Land and the Building, and subject to Landlord's rights under a leasehold interest of said Land or Building or part thereof, for the collection of any judgment (or other judicial process) requiring the payment of money by Landlord in the event of any default or breach by Landlord with respect to any of the terms, covenants and conditions of this Lease to be observed and/or performed by Landlord, and no other assets of the Landlord shall be subject to levy, execution or other procedures for the satisfaction of Tenant's remedies.

     20.  FORCE MAJEURE

          a. Landlord shall be excused for the period of any delay in the performance of any obligations hereunder, when prevented from so doing by cause or causes beyond Landlord's control which shall include, without limitation, all labor disputes, civil commotion, war, warlike operations, invasion, rebellion, hostilities, military or usurped power, sabotage, governmental regulations or controls, fire or other casualty, inability to obtain any material, services or financing, or through acts of God.

          b. Tenant shall similarly be excused for delay in the performance of obligations hereunder provided:

          (i) nothing contained in this Paragraph or elsewhere in this Lease shall be deemed to excuse or permit any delay in the payment of any sums of money required hereunder, or any delay in the cure of any default which may be, cured by the payment of money;

          (ii) no reliance by Tenant upon this Paragraph shall limit or restrict In any way Landlord's right of self-help as provided in this Lease; and

          (iii) Tenant shall not be entitled to rely upon this Paragraph unless it shall advise Landlord in writing, of the existence of any force majeure preventing the performance of an obligation of Tenant within five (5) business days after the commencement of the force majeure.

     21.  SECURITY DEPOSIT

          NONE

     22.  ESTOPPEL CERTIFICATES

          Tenant shall, upon written request by Landlord, execute and deliver to Landlord, within ten (10) days, a written declaration in recordable form: (a) ratifying this Lease; (b) expressing the Commencement and Expiration Dates thereof; (c) certifying that this Lease is in full force and effect and has not been assigned, modified, supplemented or amended (except by such writings as shall be stated); (d) that all conditions under this Lease to be performed by Landlord have been satisfied; (e) that there are no defenses or offsets against the enforcement of this Lease by Landlord, or stating those claimed by Tenant;
(f) the amount of advance rental, if any, (or none if such is the case) paid by Tenant; (g) the date to which Base Rent and Additional Rent has been paid; and
(h) the amount of security deposited with Landlord;(i) whether all work to be performed by Landlord has been completed; (j) such other matters as may be reasonably requested by Landlord. Such declaration shall be executed and delivered by Tenant from time to time as may be requested by Landlord. Landlord's mortgage lenders and/or purchasers shall be entitled to rely upon same.

          I Tenant falls to execute and deliver to the Landlord a completed certificate as required under this section the Tenant hereby appoints the Landlord as his attorney-in-fact to execute and deliver such certificate for and on behalf of Tenant.

     23.  RELOCATION OF PREMISES

          This Paragraph has been deleted

     24.  FREON CONTAINING EQUIPMENT

          Tenant shall be required at/or prior to the end of the term of the Lease hereof, upon written notice by Landlord, to remove any freon-containing equipment utilized by the Tenant during the term of hereof, or any freon-containing equipment which was installed and/or utilized, and/or stored, and/or in any way found to be in Tenant's demised Premises and/or the Building of which the demised Premises form a part during the term hereof. Removal of said freon-containing equipment shall be removed by Tenant at its sole cost under all of the following terms and conditions:

          a. Tenant shall follow all legal requirements and industry practices in removal of said freon containing equipment.

          b. All plans, drawings and specifications shall be submitted to Landlord's engineer for approval.

          c. Tenant shall submit name of contractor to do removal work for Landlord's approval.

          d. The removal work shall be done expeditously and in a workmanlike manner.

          e. Any and all damages to Landlord's building, no matter how extensive, arising out of said removal shall be Tenant's responsibility.

          Freon-containing equipment referred to herein shall include, but not be limited to, refrigerators, air-conditioners, supplemental HVAC systems, etc. Tenant shall remain liable for rental during the term of freon-containing equipment removal and the repair of the building containing said equipment and liable for the cost of business interruption to Landlord and/or other tenants occupying said Building.

     25.  HAZARDOUS MATERIALS

          Tenant covenants that the Premises shall be kept free of Hazardous Material, as hereinafter defined, and neither Tenant nor any occupant of the Premises shall use, transport, store, dispose of or in any manner deal with Hazardous Materials on the Premises, except in compliance with all applicable federal, state and local law, ordinances, rules and regulations, and shall keep the Premises free and clear of any liens imposed pursuant to such laws, ordinances, rules or regulation. In the event that Tenant receives any notice or advice from any governmental agency or any source whatsoever with respect to Hazardous Materials on, from or affecting the Premises, Tenant shall immediately notify Landlord. Tenant shall conduct and complete all investigations, studies, sampling, and testing, and all remedial actions necessary to clean up and remove all Hazardous Materials from the Premises in accordance with all applicable federal, state and local laws, ordinances, rules and regulations. The term "Hazardous Materials" as used in this Lease shall include, without limitation, gasoline, petroleum products, explosives, radioactive materials, polychlorinated bephenyls or related similar material, or any other substance or material defined a hazardous or toxic substance or material by any federal state or local law, ordinance, rule or regulation, but excluding Asbestos, as defined in Paragraph 26. The obligations and liabilities of Tenant under this Paragraph shall survive the expiration or earlier termination of this Lease.

     26.  ASBESTOS

          Tenant covenants that the Premises shall be kept free of any asbestos or asbestos containing material, hereinafter referred to as "Asbestos", and neither Tenant nor any occupant of the Premises shall install, or permit to be installed, Asbestos on the Premises. Tenant shall comply with, and ensure compliance by all occupants of the Premises with, all applicable federal, state and local laws, ordinances, rules and regulations with respect to Asbestos, and shall keep the Premises free and clear of any liens imposed pursuant to such laws, ordinances, rules or regulations. In the event that Tenant receives any notice or advice from any governmental agency or any source whatsoever with respect to Asbestos on, affecting or installed on the Premises, Tenant shall immediately notify Landlord. Tenant shall conduct and complete all investigations, studies, sampling, and testing, and all remedial action necessary to clean up and remove all Asbestos from the Premises in accordance with all applicable federal, state and local laws, ordinances, rules and regulation. The obligations and liabilities of Tenant under this Paragraph shall survive the expiration or earlier termination of this Lease.

     27.  OCCUPANCY

          Landlord shall not be liable for failure to give possession of the Premises upon Commencement Date by reason of the fact that Premises are not ready for occupancy, or due to a prior tenant wrong fully holding over or any other person wrongfully in possession or for any other reason. To the extent that such holdover tenancy or delay exceeds sixty (60) days, Tenant shall have the right to terminate the Lease. In such event, the Base Rent shall not commence until possession is given or is available, but the term herein shall not be extended.

     28.  LATE CHARGE; ADDITIONAL RENT

          All Base Rent payments, any Additional Rent herein, and any and all payments due under the provisions of this Lease Agreement from Tenant, unless herein otherwise specifically referred to shall be received by Landlord no later than 4:00 P.M. on the fifth (5th) day of each month or within five (5) days from their due date, whichever is applicable, after which there shall be a five percent (5%) late charge calculated on the amount then due.

     29.  LEASE EXTENSION

          In the event Tenant desires to remain in possession of the Premises after the termination of this Lease, it shall give the Landlord notice, in writing , by certified mail-return receipt, of no less than one hundred eighty
(180) days before the Expiration Date of this Lease.

     30.  RULES & REGULATIONS

          Tenant covenants and agrees to comply with such reasonable rules and regulations as may be established by Landlord from time to time for the necessary, proper, and orderly care and use of the Building and Premises. Landlord's Rules and Regulations are attached hereto as Exhibit "D" and made a part hereof.

     31.  NOTICES

          All notices, requests, demands or other communications with respect to this Lease, whether or not herein expressly provided for, shall be in writing and shall be deemed to have been duly given when mailed by United States First-Class, certified or registered mail, postage prepaid, return receipt requested, to the parties at their respective addresses as first above written. Any such addresses for the giving of notice may be changed by either party by giving notice thereof in writing to the other.

     32.  REAL ESTATE BROKERS

          Both Landlord and Tenant warrant that they have had no dealings with any real estate brokers or agents in connection with the negotiation of this Lease other than with Rosenblum Realty (hereinafter called "Broker"), and that they know of no real estate broker or agent who is or might be entitled to a commission or fee in connection with this Lease other than Broker, and Landlord and Tenant agree to indemnify and hold each other harmless from and against any and all claims for any such commission or fee. Any commission or fee which may be due and owing Broker in connection with this Lease shall be paid by Landlord at Its sole cost expense.

     33.  NO WAIVER

          The failure of Landlord to insist upon a strict performance of any of the terms, conditions and covenants herein, shall not be deemed a waiver of any rights or remedies that Landlord may have, and shall not be deemed a waiver or any subsequent breach or default in the terms, conditions and covenants herein contained.

     34.  QUIET ENJOYMENT

          Landlord covenants and agrees that Tenant, so long as it shall not be in default hereunder, shall and may, at all times during the term of this Lease and any extension and renewal hereof, peaceably and quietly have, hold, occupy and enjoy the Premises.

     35.  RECORDING

          If this Lease, in order to be valid and binding against any and all third parties, is required to be recorded or registered, Landlord or Tenant may effect same. It is understood and agreed that this Lease may not be in recordable form, but the parties hereto agree that if same is to be recorded as herein above provided, they shall either execute further copies of this Lease which shall be recordable form or, in the alternative, execute a short form of this Lease if such is permitted to be recorded by the jurisdiction where the Premises lie.

     36.  BINDING EFFECT

          Each and all of the terms and agreements herein contained shall be binding upon and inure to the benefit of the parties hereto, their heirs, personal and- legal representatives, successors and assigns.

     37.  ENTIRE AGREEMENT

          This instrument contains the entire- agreement made between the parties and may not be modified orally or in any manner other than by an agreement in writing signed by all the parties hereto or their respective successors in interest.

     38.  WAIVER OF JURY TRIAL

          Tenant waives a trial by jury of any or all issues arising in any action or proceeding between the parties hereto, or their successors, arising out of or in any way connected with this Lease, or any of its provisions, the Tenant's use or occupancy of said Premises, and/or any claim of Injury or damage.

     39.  REMEDIES CUMULATIVE

          Any and all rights and remedies which Landlord may have under this Lease and at law or equity, shall be cumulative and shall not be deemed inconsistent with each other, and any two or more or all of said rights and remedies may be exercised at the same time or at different times and from time to time.

     40.  ATTORNEY'S FEES

          Tenant covenants and agrees to pay on demand Landlord's expenses, including reasonable attorneys' fees, incurred in enforcing any obligation of the Tenant under the Lease or In curing any default by Tenant under this Lease.

     41.  SEVERABILITY

          If any of the aforesaid provisions or any other provisions of this Lease shall be unenforceable or void, said provision(s) shall be deemed eliminated and of no force and effect and the balance of this Lease shall continue in full force and effect. If any notice is required by law to be given, such notice shall be given.

     42.  PARAGRAPH HEADINGS

          The paragraph headings contained herein are solely for convenience and shall in no way define, increase, limit, or describe the scope or intent of any provisions of this Lease.

     43.  ACCEPTANCE

          The submission of this Lease for examination or consideration by Tenant and Landlord does not constitute a reservation of or option for the demised Premises and this Lease shall be and become effective as a lease only upon legal execution and delivery hereof by Landlord and Tenant.

     44.  RIDER:

          The attached Rider consisting of ___ pages, each of which shall be initialed by both parties hereto, is hereby incorporated into and made a part of this lease and is fully and completely set forth herein.

Signed, Sealed and Delivered                                  LANDLORD:
in the Presence of:

                                                              By:  /s/ Jack Rosenblum
_____________________________________________

_____________________________________________                 Tenant:  Independent Wireless One Corp.

_____________________________________________

_____________________________________________                 By:  /s/ Solon L. Kandel
                                                              Its:  Solon L. Kandel, Pres. & CEO

State of New York  )
                   )     SS:
County of Oneida   )

The foregoing instrument was acknowledged
before me this 29 day of November, 1999, by
Solon L. Kandel, as President and CEO of
Independent Wireless One, a Delaware
corporation.
                                                              Sworn to before me this 29th day of
                                                              November, 1999
                                                              /s/ Sheila Servadio
                                                                  Notary Public
State of New York  )
                   )     SS:
County of Albany   )

The foregoing instrument was acknowledged
before me this 30th day of November, 1999,
by Jack Rosenblum as Partner of Rosenblum
Associates, a Partnership.
                                                              Sworn to before me this 30th day of
                                                              November, 1999
                                                              /s/ Sharon L. Mericle
                                                                  Notary Public

EXHIBITS:

A.   Floor Plan showing leased premises

B.   Cleaning Schedule

C.   Landlord's Improvements:  Workletter

D.   Rules and Regulations

          [EXHIBIT A FLOOR PLAN]

                                                                       EXHIBIT B



CLEANING SCHEDULE

          Nightly Duties:
          ---------------

          Empty Waste Baskets and change liners if necessary
          Empty and damp wipe ashtrays
          Clean and sanitize water fountains
          Dust furniture
          Vacuum carpeting
          Spot clean - doorglass
          Dust mop tile floors
          Damp mop tile floors (if needed)
          Clean lunchroom tables and counters
          Sweep or vacuum all entryways
          Sweep all stairways
          Clean sinks & countertops

          Rest Room Cleaning:
          -------------------


          Empty waste baskets nightly -- change liners nightly

          Clean and sanitize toilet seats and bowls nightly
          Clean mirrors and mirror ledges nightly
          Sweep and mop all floors nightly
          Clean sinks nightly
          Clean urinals nightly
          Fill empty paper towel dispensers nightly
          Fill toilet tissue dispensers nightly
          Empty and clean sanitary napkin receptacles nightly
          Toilet stall doors and walls cleaned as needed -- no less than monthly Spot clean light switches, doors and walls daily.

          Weekly Duties:
          --------------

          Damp mop all tile floors
          Dust mop, damp mop and spraybuff all hallways and lunchrooms

          Periodic:
          ---------

          Strip and wax all tile floors (when necessary)
          Dust venetian blinds (when necessary)
          Wash exterior windows inside and out (three times annually) Wash partition glass (three times annually)

          Wash light fixtures, lenses (when necessary)
          Wash air diffusers (when necessary)

Schedule C
Workletter


Landlord shall provide the following improvements to the existing premises:

1. Repair where necessary and repaint all existing walls with white paint to match existing finish.

2.  Clean all carpeting wall to wall.

                                                                       EXHIBIT D

RULES AND REGULATIONS

          1. The rights of tenants in the entrances, corridors, elevators and escalators of the Building are limited to ingress to and egress from the Tenants' premises of the Tenants and their employees, licensees and invitees, and no Tenant shall use, or permit the use of the entrances, corridors, escalators or elevators for any other purpose. No Tenant shall invite to the Tenant's premises or permit the visit of persons in such numbers or under such conditions as to interfere with the use and enjoyment of any of the plazas, entrances, corridors, elevators and other facilities of the Building by other Tenant. Fire exits and stairways are for emergency use only, and they shall not be used for any other purpose by the Tenants, their employees, licensees or invitees. No Tenant shall encumber any of the sidewalks, plazas, entrances, corridors, escalators, elevators, fire exits or stairways of the Building. The Landlord reserves the right to control and operate the public portions of the Building and the public facilities, as well as, facilities furnished for the common use of the Tenants in such manner as it deems best for the benefit of the Tenants generally.

          2. The Landlord may refuse admission to the Building outside of ordinary business hours or business days to any person not known to the watchman in charge or not having a pass issued by the Landlord or the Tenant whose premises are to be entered or not otherwise properly identified, and may require all persons admitted to or leaving the Building outside of ordinary business hours or business days to register. Any person, whose presence in the Building at any time shall in the judgment of the Landlord, be prejudicial to the safety, character, reputation and interests of the Building or its Tenants may be denied access to the Building or may be ejected therefrom. In case of invasion, riot, public excitement or other commotion the Landlord may prevent all access to the Building during the continuance of the same by closing the doors or otherwise, for the safety of the Tenants and protection of property in the Building. The Landlord shall, in no way, be liable to any Tenant for damages or loss arising from the admission, exclusion or ejection of any person to or from the Tenant's premises or the Building under provision of this rule. Canvassing, soliciting or peddling in the Building is prohibited and every Tenant shall cooperate to prevent the same.

          3. No Tenant shall obtain or accept for use in its premises bootblacking, floor polishing, lighting maintenance, cleaning or other similar services from any persons not authorized by the Landlord in writing to furnish such services, provided that the charges for such services by persons authorized by the Landlord are not excessive and, where appropriate and consistent with the security and proper operation of the Building, sufficient persons are so authorized for the same services to provide Tenants with a reasonably competitive selection. Such services shall be furnished only at such hours, in such places within the Tenant's premises and under such reasonable regulations as may be fixed by the Landlord.

          4. The cost of repairing any damage to the public portions of the Building or the public facilities in common with other Tenants, caused by a Tenant or the employees, licensees or invitees of the Tenant, shall be paid by such Tenant.

          5. No lettering, sign, advertisement, notice or object shall be displayed in or on the windows or doors, or on the outside of any Tenant's premises, or at any point inside any Tenant's premises where the same might be visible outside of such premises, except that the name of the Tenant may be displayed on the entrance door of the Tenant's premises, or in the elevator lobbies of the floors which are occupied entirely by any Tenant, subject to the approval of the Landlord as to the size, color and style of such display. The inscription of the name of the Tenant on the door of the Tenant's premises shall be done by, the Tenant at the expense of the Tenant. Listing of the name of the Tenant on the directory boards in the Building shall be done by the Landlord at its expense, any other listing shall be at the discretion of the Landlord.

          6. No awning or other projections over or around the windows shall be installed by any Tenant, and only such window blinds as are permitted by the Landlord shall be used in a Tenant's premises. Any floor covering shall be laid in a Tenant's premises only in a manner approved by the Landlord.

          7. The Landlord shall have the right to prescribe the weight and position of safes and other objects of excessive weight, and no safe or other object whose weight exceeds the lawful load for the area upon which it would stand shall be brought into or kept under a Tenant's premises. If, in the reasonable judgment of the Landlord, it is necessary to distribute the concentrated weight of heavy objects, the work involved in such distribution shall be done at the expense of the Tenant and in such manner as the Landlord shall determine. The moving of safes and other heavy objects shall take place only outside of ordinary business hours upon previous notice to the Landlord, and the persons employed to move the same in and out of the Building shall be reasonably acceptable to the Landlord and, if so required by law, shall hold a Master Rigger's license. Freight, furniture, business equipment, merchandise and bulky matter of any description shall be delivered to and removed from the premises only in the freight elevators and through the service entrances and corridors and only during hours and in manner approved by the Landlord. Arrangements will be made by the Landlord with any Tenant for moving large quantities of furniture and equipment into or out of the Building.

          8. No machinery or mechanical equipment other than ordinary portable business machines, may be installed or operated in any Tenant's premises without Landlord's prior written consent, and in no case (even where the same are of a type so excepted or as so consented to by the Landlord) shall any machines or mechanical equipment which may be permitted to be installed in a Tenant's premises shall be so equipped, installed and maintained by such Tenant as to prevent any disturbing noise, vibration or electrical or other interference from being transmitted from such premises t any other area of the Building.

          9. No cooking shall be done in the Tenant's premises. Nothing shall be done or permitted in any Tenant's premises, and nothing shall be brought into or kept in any Tenant's premises, which would impair or interfere with any of the Building services or the proper and economic heating, cleaning or other servicing of the Building or the premises, or the use or enjoyment by any other Tenant of any other premises, nor hall there be installed by any Tenant any ventilating, air-conditioning, electrical or other equipment of any kind which, in the judgment of the Landlord, might cause any such impairment or interference. No dangerous, inflammable, combustible or explosive object or material shall be brought into the Building by any Tenant or with the permission of any Tenant.

          10. No acids, vapors or other materials shall be discharged or permitted to be discharged into the water lines, vents, or flues of the Building which may damage them. The water and wash closets and other plumbing fixtures in or serving any Tenant's premises shall not be used for any purpose other than the purposes for which they were designed or constructed, and no sweepings, rubbish, rags, acids or other foreign substances shall be deposited therein.

          11. No additional locks or bolts of any kind shall be placed upon any of the doors or windows in any Tenant's premises and no lock on any door therein shall be changed or altered in any respect. Additional keys for a Tenant's premises and toilet rooms shall be procured only from the Landlord, which may make a reasonable charge therefor. Upon the termination of a Tenant's lease, all keys of the Tenant's premises and toilet rooms (if locked to public) shall be delivered to the Landlord.

          12. The Landlord reserves the right to rescind, alter or waive any rule at any time prescribed for the Building when, in its judgment, it deems it necessary, desirable or proper for its best interest and for the best interest of the Tenants, and no alteration or waiver of any rule or regulation in favor of one Tenant shall operate as an alteration or waiver in favor of any other Tenant.

          13. Tenant shall not obstruct the driveways nor keep any vehicle or other item in the driveways, so as to prevent or restrict the use of said driveways by the other tenants of the Landlord or the Landlord himself.

          14. Tenant shall not store any equipment outside the premises for more than twenty-four (24) hours. Tenant shall not leave any trash, debris or any other undesirable appearing objects outside its premises and shall be responsible to clean or remove same. Should the Landlord, after advising Tenant of same, find it necessary to clean or remove same from premises, the cost of such removal shall be added to the Tenant's rent and become payable as rent within ten (10) days of billing.

          15. Movement of goods in or out of the premises and Building shall only be effected through entrances and elevators designated for that purpose. No hand trucks, carts, etc. shall be used in the building unless equipped with rubber tires and side guards.

          16. Tenant shall not mark, drill into, paint or in any way deface any part of the demised premises or the Building of which they form a part. No boring, cutting or stringing of wires shall be permitted, except with the prior written consent of Landlord and as the Landlord may direct. No Tenant shall lay linoleum or other similar floor covering, so that the same shall come in direct contact with the floor of the demised premises.

          17. Canvassing, soliciting and peddling in the building is prohibited and each Tenant shall co-operate to prevent the same.

                                          115 Great Oaks Office Park
                                          Albany, New York  12203
                                          (518) 869-9302 Office
                                          (518) 869-9341 Fax


ROSENBLUM DEVELOPMENT CORP.



December 9, 1999

Mr. Sol Kandel, President & CEO
610 Charlotte St.
Utica, NY 13501


Re:  Lease Amendment No. 1
     Independent Wireless One Corporation
     200 Great Oaks Office Park-Suite 220


Dear Mr. Kandel:

This letter constitutes Amendment No. 1 of the Lease Agreement, dated October 22, 1999 between Rosenblum Associates and Independent Wireless One Corporation for the space you have leased at 200 Great Oaks Office Park, Albany New York 12203. I have attached a copy of the facing page of this Lease to this letter.

It is my understanding that we have agreed and so hereby amend the Lease effective December 8, 1999 as follows:

1. The size of the premises shall be increased from approximately Thirteen Thousand Three Hundred Thirty-Four (13,334) rentable square feet to approximately Thirteen Thousand Eight Hundred Forty- Seven (13,847) rentable square feet, as shown on Exhibit A-1, attached hereto and made a part hereof.

2. The rent shall be increased from Two Hundred Six Thousand Six Hundred Seventy-Six Dollars ($206,676) to Two Hundred Fourteen Thousand Six Hundred Twenty-Eight and 50/100 Dollars ($214,628.50) to be paid in equal monthly installments of Seventeen Thousand Eight Hundred Eighty-Five and 71/100 Dollars ($17,885.71) until the expiration of the term on December 31, 2004.

3. The pro-rate percentage applicable to this lease for Real Estate Taxes and Operation Expenses shall be increased from 23 percent to 23.9 percent.

Except as modified above, all other terms, provisions and conditions of the Lease Agreement shall remain unchanged and are hereby ratified and confirmed.

If the above reflects your understanding, I would appreciate it if you would sign all three copies of this letter by the designated parties. Upon receipt of
     ----------------
the signed copies, I shall fully execute a copy for your files and return it to you.



Sincerely,


/s/ Jack Rosenblum



The above is hereby accepted and approved:

By:    /s/ Solon L. Kandel, President and CEO
       Independent Wireless One Corporation
Date:  12/16/99

By:    /s/ Jack Rosenblum
       Rosenblum Associates
Date:  12/16/99

          [EXHIBIT A-1 FLOOR PLAN]

                             CONSENT TO ASSIGNMENT
                             ---------------------

THIS CONSENT TO ASSIGNMENT (this "Consent") is made and delivered as of the 12th of May, 2000 by Rosenblum Associates ("Lessor") and Independent Wireless One Corporation and its assigns ("Lessee").

                                    Recitals
                                    --------

A. Lessor and Lessee entered into a lease dated October 22, 1999 (the "Lease") pursuant to which Lessee leased from Lessor certain premises located at 220 Great Oaks Blvd., Albany, NY 12203 (the "Premises").

B. Lessee has requested that Lessor grant its consent to the assignment of the Lease to Independent Wireless One Leased Realty Corporation ("Assignee"), its wholly-owned subsidiary.

C. Lessor has agreed to give such consent in accordance with the terms and conditions of the Lease under this Consent,

                              Terms and Conditions
                              --------------------

Based upon the foregoing Recitals, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, Lessor hereby agrees as follows:

1. Lessor's Consent to Assignment and Reassignment. Lessor hereby consents to the assignment of the Lease by Lessee to Assignee upon the terms and conditions set forth in the Assignment. Lessor further consents to a future reassignment of the Lease by Assignee to Lessee provided that the Lease has not been amended or upon Lessee agreement to assume all tenant obligations under the Lease arising after the date of such reassignment.

2. Lessee to Remain Liable. Lessee agrees to be and shall remain responsible for all rent, additional rent and for all duties, obligations and liabilities under the Lease and this consent shall not operate as a release thereof

3. Limitation of Consent. The consent of Lessor given hereby extends only to the assignment of the Lease to Assignee and thereafter by Assignee to parties under common control with Assignee, and to any future reassignment to Lessee and shall not apply to any other assignment to the Lease or subletting of the leased Premises. Any other further assignment of the Lease or subletting of the leased Premises, either in whole or in part, is subject to the Consent requirements of the Lease.

4. Status of Lease. The lease is in full force and effect and there are no defaults under the Lease as of the date of this Consent.

5. Right to Cure/Reassignment. Lessor agrees that it will provide Lessee with written notice of any default by Assignee under the Lease. Lessee has the right and the obligation to cure any such default if Assignee fails to cure the default within the cure period provided under the Lease. All notices to Lessee shall be in writing and sent certified mail or overnight carrier to:


          J.K. Hage, III, General Counsel          Corporate Attorney
          Independent Wireless One                 Independent Wireless One
            Corporation                              Corporation
          610 Charlotte St.                        319 Great Oaks Blvd.
          Utica, NY 13501                          Albany, NY 12203


6. Governing Law. This consent is to be governed by, and construed and enforced in accordance with the laws of the state in which the Premises are located.

IN WITNESS WHEREOF, Lessor and Lessee have executed this Consent for delivery as of the date first above written.

LESSEE:                                     LESSOR:

Independent Wireless One Corporation        Rosenblum Associates

By: /s/ Solon Kandel                        By: /s/ Jack Rosenblum
   __________________________________          _________________________________
Name:                                       Name: Jack Rosenblum
Title:                                      Title: Partner

                                            /s/ Mona L. Hyde     5/12/00
_____________________________________       ____________________________________
Witness                Date                 Witness               Date